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                                  EVERCEL, INC.

                       NONQUALIFIED STOCK OPTION AGREEMENT

                                   Pursuant to

                           1998 EQUITY INCENTIVE PLAN

     Nonqualified Stock Option Agreement (the "Agreement") made effective as of the 21st day of January, 1999, between Evercel, Inc., a Delaware corporation (the "Company"), and Jerry D. Leitman (the "Optionee"), pursuant to the Company's 1998 Equity Incentive Plan, as it may be amended from time to time (the "1998 Plan").

                               W I T N E S S E T H:

     WHEREAS, on September 29, 1998, the Company adopted and the sole shareholder of the Company approved, the 1998 Plan which provides for the issuance of stock options; and

     WHEREAS, the Company and the Optionee desire to enter into an agreement whereby the Company will grant the Optionee an option to purchase shares of the Common Stock, $.01 par value, of the Company (the "Stock");

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the Company and the Optionee hereby mutually covenant and agree as follows:

     1.   GRANT OF OPTION.

     Pursuant to the terms and conditions of the 1998 Plan and this Agreement, the Company hereby grants to the Optionee an option to purchase (the "Option"), as provided in Section 3 hereof, all or any part of a total of 83,333 shares of Stock, 33,333 shares of which shall be vested shares and 50,000 of which shall be restricted (unvested) shares ("Restricted Shares") subject to the restriction described in Section 3 hereof (together, the "Option Shares"). Notwithstanding anything to the contrary contained herein, the Option shall be cancelled and shall be null and void for all purposes if the planned spin-off of 100% of the Common Stock of the Company to the shareholders of Energy Research Corporation ("ERC"), the parent of the Company, has not been effected on or prior toApril 30, 1999.

     2.   PURCHASE PRICE.

     The price at which the Option Shares may be purchased shall be $6.00 per share (the "Option Exercise Price").

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     3.   EXERCISE OF OPTION; RESTRICTED SHARES.

          (a) Subject to the provisions of Section 4 hereof, the Option may be exercised, in whole or in part, at any time after February 22, 1999, but prior to 5:00 p.m., Eastern time on March 22, 1999 or such later date to which the Company may extend the expiration of the Rights issued to its shareholders contemporaneously herewith (the "Expiration Date").

          (b) Reference is hereby made to the Employment Agreement between ERC and the Optionee, dated as of August 1, 1997 (the "Employment Agreement"). The Restricted Shares shall be forfeited to the Corporation without payment of consideration to the Optionee in the event that the Optionee ceases to be employed by ERC for any reason other than (i) a termination by the Optionee of the Optionee's employment with ERC for good reason pursuant to
     Section 7.1 of the Employment Agreement or (ii) a termination by ERC of the Optionee's employment with ERC without cause pursuant to Section 7.4 of the Employment Agreement (the "Restriction"). Except as provided in Section 6(b) hereof, the Restriction shall terminate and the Restricted Shares shall become fully vested with respect to 16,667 Restricted Shares on each of August 4, 1999 and August 4, 2000 and, with respect to 16,666 Restricted Shares on August 4, 2001. Notwithstanding anything to the contrary contained herein, except as provided in Section 6(b) hereof, the Restriction shall terminate immediately and all Restricted Shares shall become fully vested upon a "change of control" of ERC as defined in Section
     7.1 of the Employment Agreement or a change of control of the Company, using such definition with regard to the Company. The parties agree that this section 3(b) shall be construed in a manner consistent with the Employment Agreement and the Stock Option Agreement between ERC and the Optionee, dated as of August 1, 1997.

     4.   TERMINATION.

          (a) The Option hereby granted shall terminate and be of no force or effect as of the earlier of the following:

               (i)  The Expiration Date;

               (ii) The date of the termination of the Optionee's employment with the Company and/or with ERC for cause.

     Notwithstanding the foregoing, in the case of termination for cause, the right to exercise this Option shall terminate on the date of termination of employment and may be terminated on such earlier date as the Company may specify, and such date may be set so as to prevent the Optionee from further exercising any portion of this Option.

          (b) Any determination made by the Committee with respect to any matter referred to in this Section 4 shall be final and conclusive on all persons affected thereby. Employment by the Company shall be deemed to include employment of Optionee by, and to continue during any period in which Optionee is in the employment of, a subsidiary of the Company.

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     5.   NONTRANSFERABILITY; PERSONS ABLE TO EXERCISE.

     The Option may not be transferred other than by will or the laws of descent and distribution. During the life of the Optionee, only the Optionee may exercise this Option. If the Optionee dies while still affiliated with the Company, or during the periods specified in Section 3, this Option may be exercised by his executors, administrators, legatees or distributees, provided that such person or persons comply with the provisions of this Agreement applicable to the Optionee.

     6.   METHOD OF EXERCISING OPTION.

          (a) The Option granted in this Option Agreement may be exercised in whole or in part by the delivery by the Optionee (or his personal representative) of written notice to the Chief Financial Officer of the Company, on any business day, specifying the number of shares which the Optionee wishes to purchase and including payment of the Option Exercise Price as provided below, provided that the Company may modify or augment these requirements in its sole discretion. In the event this Option is exercised by any person other than the Optionee, the notice shall be accompanied by appropriate proof of the right of such person to exercise this Option. If approved by the Committee, in its sole discretion, payment may also be made as follows:

               (i) through the delivery of shares of Stock of the Company already owned by the Optionee with a Fair Market Value equal to the Option Exercise Price, provided that the Optionee must have owned at least such number of shares for at least six months; or

               (ii) through the reduction of the shares of Stock that the Optionee would be entitled to receive upon exercise of the Option, such shares to be valued at their Fair Market Value on the date of exercise, less their Option Exercise Price, provided that the Optionee must otherwise have owned at least the number of shares by which the Option Shares are being reduced for at least six months; or

               (iii) by any combination of the foregoing.

     For purposes of this Section 6, the Fair Market Value of Stock so delivered or utilized shall be the fair market value of the Stock as determined in the manner established by the Company from time to time. If approved by the Committee, in its sole discretion, the Optionee may engage in a successive exchange (or series of exchanges) in which Stock that the Optionee is entitled to receive upon the exercise of the Option may be simultaneously utilized as payment for the exercise of an additional option or options.

          (b) Notwithstanding the foregoing, the Optionee may pay the Option Exercise Price for some or all of the Restricted Shares by delivery to the Company of a non-recourse promissory note in the form attached hereto as Exhibit A (the "Note") in the full amount of the

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     Option Exercise Price with respect to the Restricted Shares to be purchased. The Note shall provide that, at such time as the Restriction with respect to the Restricted Shares would terminate pursuant to Section 3 hereof, the Optionee shall have the right to pay the applicable installment of the Note (i.e. the Note shall be payable in three installments corresponding to the three vesting dates set forth herein). Notwithstanding anything to the contrary contained herein, until the Optionee pays the applicable installment of the Note, the Restriction with respect to the Restricted Shares shall be maintained. In the event that the Note is not fully repaid on or before August 4, 2001, the Optionee shall forfeit the Restricted Shares back to the Company for no consideration.

          (c) As soon as practical after receipt of this notice and payment, the Company shall deliver a certificate or certificates representing the Option Shares registered in the name of the person or persons exercising this Option. All shares purchased upon the exercise of this Option and payment of the full Option Exercise Price will be fully paid and nonassessable. Notwithstanding the foregoing, the Restricted Shares shall be held by the Company until the Restriction has lapsed and until full payment has been received by the Company, including repayment of the Note, if applicable. Certificates evidencing shares of Common Stock issued upon exercise of the Option may contain such legends reflecting any restrictions upon transfer of the shares evidenced thereby as in the opinion of counsel to the Company may be necessary to the lawful and proper issuance of such certificates. In the event of any failure to take and pay for the number of shares of Common Stock specified in the notice of exercise on the date stated therein, the Option shall become inoperative as to such number of shares, but shall continue with respect to any remaining shares of Common Stock subject to the Option as to which exercise has not yet been made. Delivery of the shares of Common Stock may be made at the office of the Company or at the office of a transfer agent appointed for the transfer of shares of Common Stock.

     7.   STOCK ADJUSTMENTS.

     If there shall be any change in the Common Stock through stock split, stock dividend, merger, consolidation, reorganization, recapitalization, exchange or similar change in the Common Stock, the Committee shall make the following adjustments as may be necessary (the type or types of adjustment to be determined in the sole discretion of the Committee) to prevent dilution of the rights of the Optionee with respect to the aggregate member of shares of Common Stock for which Options are granted and the exercise price of said Options: (i) adjust the Option Exercise Price to be paid for any or all such shares subject to the then outstanding Option, (ii) adjust the number of underlying shares (or such other security as is designated by the Committee) subject to any or all of the then outstanding Option or (iii) make any other equitable adjustments or take such other equitable action as the Committee, in its discretion, shall deem appropriate. Such adjustment or actions shall be conclusive and binding for all purposes. In the event of a change in the Common Stock which is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of this Agreement.

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     8.   CHANGE IN CONTROL.

     If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another corporation while unexercised options remain outstanding under the Plan after the effective date of such merger, consolidation or sale, as the case may be, Optionee shall be entitled, upon exercise of such option, to receive in lieu of shares of Stock, shares of such stock or other securities as the holders of shares of Stock received pursuant to the terms of the merger, consolidation or sale.

     9.   RELATIONSHIP WITH THE COMPANY.

          (a) NO RIGHTS OTHER THAN THOSE EXPRESSLY CREATED. Neither this Agreement nor any action taken hereunder shall be construed as (i) giving the Optionee any right to be retained in the employ of, or continue to be affiliated with, the Company, (ii) giving the Optionee any equity or interest of any kind in any assets of the Company, or (iii) creating a trust of any kind or a fiduciary relationship of any kind between the Optionee and the Company. As to any claim for any unpaid amounts under this Agreement, any person having a claim for payments shall be an unsecured creditor. The Optionee shall not have any of the rights of a stockholder with respect to any Option Shares until such time as this Option has been exercised and Option Shares have been issued. Upon the issuance of the Restricted Shares, the Optionee shall have all rights of a stockholder with respect to the Restricted Shares, other than as expressly set forth herein.

          (b) CONFIDENTIALITY. The Optionee agrees (i) not to disclose any trade or secret data or any other confidential information acquired during employment by the Company or a Subsidiary or otherwise, and (ii) not to interfere with the employment of any employee of the Company or a Subsidiary.

     10.  COMPLIANCE WITH LAWS.

          (a) WITHHOLDING OF TAXES. Pursuant to applicable federal, state, local or foreign laws, the Company may be required to collect or withhold income or other taxes from Optionee upon the grant of this Option, the exercise of this Option, or at some other time. The Company may require, as a condition to the exercise of this Option, or demand, at such other time as it may consider appropriate, that the Optionee pay the Company the amount of any taxes which the Company may determine is required to be collected or withheld, and the Optionee shall comply with the requirement or demand of the Company. Such tax obligations may be paid in whole or in part in shares of Stock, including shares retained from the exercise of the Option creating the tax obligations, provided that the Optionee has owned at least such number of shares for at least six months, valued at their Fair Market Value (determined as provided in Section 6 hereof) on the date of payment. The Company and its affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Optionee.

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          (b) SECURITIES LAW COMPLIANCE. Upon exercise (or partial exercise) of this Option, the Optionee shall make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue or transfer the Option Shares in compliance with the provisions of applicable federal or state securities laws. The Company, in its discretion, may postpone the issuance and delivery of Option Shares upon any exercise of this Option until completion of such registration or other qualification of such shares under any federal or state laws, or stock exchange listing, as the Company may consider appropriate. The Company may require that prior to the issuance or transfer of Option Shares upon exercise of this Option, the Optionee enter into a written agreement to comply with any restrictions on subsequent disposition that the Company deems necessary or advisable under any applicable federal and state securities laws. Certificates of Stock issued hereunder may be legended to reflect such restrictions.

          (c) GENERAL. No Option Shares shall be issued upon exercise of this Option unless and until the Company is satisfied, in its sole discretion, that there has been compliance with all legal requirements applicable to the issuance of such Option Shares.

     11.  MISCELLANEOUS.

          (a) PROVISIONS OF THE PLAN. The Option hereby granted is expressly subject to all of the terms and conditions contained in this Agreement and in the 1998 Plan, except those which are expressly applicable only to Incentive Stock Options (as defined in the 1998 Plan) and the 1998 Plan is hereby incorporated herein by reference. All capitalized terms not defined in this Agreement have the meanings specified in the 1998 Plan. This stock option is not intended to be an Incentive Stock Option, as that term is described in Section 422 of the Internal Revenue Code of 1986, as amended.

          (b) DISCRETION OF THE COMMITTEE. Unless otherwise explicitly provided, the Committee shall make all determinations required to be made hereunder, including determinations required to be made by the Company, and shall interpret all provisions of this Agreement, as it deems necessary or desirable, in its sole and unfettered discretion. Such determinations and interpretations shall be binding and conclusive to the Company and the Optionee. The Committee, in its sole discretion, is authorized to accelerate the time at which this Option may be exercised.

          (c) RESERVATION OF SHARES. During the term of this Option, the Company shall at all times reserve and keep available shares of Stock sufficient to satisfy the requirements of this Option.

          (d) AMENDMENT. This Agreement may only be modified or amended by a writing signed by both parties, unless the Committee determines that the proposed modification or amendment would not materially and adversely affect the Optionee, in which case the Optionee's consent shall not be required for such modification or amendment.

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          (e) NOTICES. Any notices required to be given under this Agreement shall be sufficient if in writing and if hand-delivered or if sent by first class mail and addressed as follows:

                  if to the Company:

                  Evercel, Inc.
                  3 Great Pasture Road
                  Danbury, Connecticut

                  Attention:  Chief Financial Officer

                  if to the Optionee:

                  Jerry D. Leitman

                  -----------------------

                  -----------------------

                  -----------------------

     or to such other address as either party may designate under the provisions hereof.

          (f) SUCCESSORS AND ASSIGNS. The rights and obligations of the Company under this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company.

          (g) APPLICABLE LAW. All rights and obligations under this Agreement shall be governed by the laws of the State of Delaware.

          (h) PARAGRAPH HEADINGS. The paragraph headings used in this Agreement are for convenience of reference only, and are not to be construed as part of this Option.

     IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under seal effective as of the date written on the first page of this Agreement.

                                  EVERCEL, INC.


                                                 By: /s/ Joseph G. Mahler
                                                   -----------------------------
                                                     Joseph G. Mahler, Treasurer


                                                      /s/ Jerry D. Leitman
                                                    ----------------------------
                                                     Jerry D. Leitman




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